UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Pitney Bowes Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following are advertisements by Pitney Bowes Inc. (the “Company”) appearing on LinkedIn and Facebook beginning on the evening of March 2, 2023:

“We are excited to welcome Darrell Thomas, former Treasurer and interim CFO at Harley-Davidson, and Steve Brill, former President of Corporate Strategy at UPS, to our Board of Directors. These appointments reflect our ongoing commitment to ensuring that we have a strong, engaged, and diverse set of directors, with a balanced mix of experience, skills, and leadership expertise on our strategy and enhance value for stockholders. Legal disclaimer here: http://spr.ly/60433xGHP”

“In connection with our 2023 Annual Meeting of Stockholders, we’ve filed our preliminary proxy materials with the SEC. Learn more. https://lnkd.in/ei_25mm7”

“In advance of our 2023 Annual Meeting, we are pleased to support Katie May’s nomination to the Board. Katie would make a strong addition to our Board given her extensive leadership experience and management tenure in several marketing and financial roles. Learn more. http://spr.ly/60473xGn7”

The following are advertisements by the Company (@PitneyBowes and @PBNews, respectively) appearing on Twitter beginning on the evening of March 2, 2023:

“Today we filed our preliminary proxy materials with the SEC in connection with our upcoming 2023 Annual Meeting of Stockholders. Learn more. spr.ly/60173x1FV”

“Today we filed our preliminary proxy materials with the SEC in connection with our upcoming 2023 Annual Meeting of Stockholders. Learn more. spr.ly/60173x1FV”

“#1: We are excited to welcome Darrell Thomas, former Treasurer and interim CFO at Harley-Davidson, and Steve Brill, former President of Corporate Strategy at UPS, to our Board of Directors. http://spr.ly/60153xG1U”

“#2: These appointments reflect our ongoing commitment to ensuring that we have a strong, engaged, and diverse set of directors.”

“#3: Their respective experiences and expertise will help us achieve a balanced mix of experience, skills, and leadership expertise to execute on our strategy and enhance value for stockholders.”

“In advance of our 2023 Annual Meeting, we are pleased to support Katie May’s nomination to the Board. Katie would make a strong addition given her extensive leadership experience and management tenure in several marketing and financial roles. Learn more. http://spr.ly/60163xGnr”

The following is an email correspondence that Ned Zachar, Vice President, Investor Relations, on behalf of the Company, sent out to certain emails on the Company’s investor relations mailing list on the morning of March 3, 2023:

Greetings!

In case you missed it..

Yesterday, we filed our Preliminary Proxy Statement in connection with the upcoming 2023 Annual Meeting of Stockholders as well as an 8-K detailing changes we are making to our Board of Directors. Those documents are attached to this email and the following link has the press release.

https://www.investorrelations.pitneybowes.com/news-releases/news-release-details/pitney-bowes-files-preliminary-proxy-statement-and-announces

In addition, we are presenting at the JP Morgan Leveraged Finance conference in Florida next week.

A slide deck will be available prior to our presentation at 8:30 am on Monday, March 6, 2023.

Per JPM policy, the presentation will not be available for webcast.

Have a great weekend and we will remain in touch.

Ned/Alex

About Pitney Bowes

Pitney Bowes (NYSE: PBI) is a global shipping and mailing company that provides technology, logistics, and financial services to more than 90 percent of the Fortune 500. Small business, retail, enterprise, and government clients around the world rely on Pitney Bowes to remove the complexity of sending mail and parcels. For the latest news, corporate announcements and financial results visit https://www.pitneybowes.com/us/newsroom.html. For additional information visit Pitney Bowes at www.pitneybowes.com.

Forward-Looking Statements

This document contains “forward-looking statements” about the Company’s expected or potential future business and financial performance. Forward-looking statements include, but are not limited to, statements about future revenue and earnings guidance and future events or conditions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, we continue to navigate the impacts of the Covid-19 pandemic (Covid-19) as well as the risk of a global recession, and the effects that they may have on our and our clients’ business. Other factors which could cause future financial performance to differ materially from expectations, and which may also be exacerbated by Covid-19 or the risk of a global recession or a negative change in the economy, include, without limitation, declining physical mail volumes; changes in postal regulations or the operations and financial health of posts in the U.S. or other major markets or changes to the broader postal or shipping markets; the loss of, or significant changes to, United States Postal Service (USPS) commercial programs, or our contractual relationships with the USPS or USPS’s performance under those contracts; our ability to continue to grow and manage volumes, gain additional economies of scale and improve profitability within our Global Ecommerce segment; changes in labor and transportation availability and costs; and other factors as more fully outlined in the Company’s 2022 Form 10-K Annual Report and other reports filed with the Securities and Exchange Commission. Pitney Bowes assumes no obligation to update any forward-looking statements contained in this document as a result of new information, events or developments.

Important Additional Information and Where to Find It

In connection with the forthcoming solicitation of proxies from stockholders in respect of Pitney Bowes’s 2023 annual meeting of stockholders, Pitney Bowes intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “proxy statement”), a form of GOLD proxy card and other relevant information. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING PITNEY BOWES’S PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, FILED WITH THE SEC WHEN THEY BECOME

AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION. Stockholders may obtain free copies of the proxy statement and other relevant documents on Pitney Bowes’s website at www.pitneybowes.com or from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants to the Solicitation

Pitney Bowes, its directors and certain of its executive officers are participants in the solicitation of proxies from stockholders in respect of Pitney Bowes’s 2023 annual meeting of stockholders. Information regarding the direct and indirect interests, by security holdings or otherwise, of the directors and executive officers of Pitney Bowes is contained in the Company’s proxy statement for its 2022 annual meeting of stockholders, filed with the SEC on March 18, 2022, the Company’s Annual report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 17, 2023, and in the Company’s Current Reports on Form 8-K filed with the SEC from time to time. Changes in the direct or indirect interests of the Company’s directors and executive officers are set forth in Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge as described above. Updated information regarding the identities of participants and their respective direct or indirect interests in the Company, by security holdings or otherwise, will be included in Pitney Bowes’s proxy statement and other relevant documents filed with the SEC in connection with Pitney Bowes’s 2023 annual meeting of stockholders, if and when they become available.